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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 17, 2001

                               PENFORD CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   WASHINGTON
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                  0-11488                        91-1221360
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          (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)

            777-108TH AVENUE N.E., SUITE 2390
                 BELLEVUE, WASHINGTON                   98004-5193
          ----------------------------------------    ----------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 462-6000
                                                           ---------------


          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

         On January 17, 2001, Penford Corporation ("Penford") issued a press release announcing that it intends to form a joint venture with Cargill combining their industrial starch businesses in North America. The Companies plan to create a limited liability corporation with Penford as managing partner. Terms of the deal were not disclosed and final agreement is subject to various approvals.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)   Exhibits

          99.1 Press release dated January 17, 2001.


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SIGNATURES:

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PENFORD CORPORATION

       January 18, 2001         By /s/ Jeffrey T. Cook
       ----------------         ----------------------
            Date                Jeffrey T. Cook
                                President and
                                Chief Executive Officer